SELECTED STATEMENTS OF OPERATIONS DATA (Financial Expenses, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Financial Income:
Interest income	$ 229	$ 170	$ 49
Foreign currency exchange gain	36	193	36
Financial Income	265	363	85
Financial expenses:
Interest and bank charges	(23)	(40)	(117)
Foreign currency exchange gain	(675)	(655)	(259)
Other expense	(698)	(695)	(376)
Financial expenses, net	$ (433)	$ (332)	$ (291)